Exhibit 4.4

DO

PUBLIC OFFERING SUBSCRIPTION AGREEMENT

Class A Common Shares

In

MDB CAPITAL HOLDINGS, LLC

This Subscription Agreement relates to my/our agreement to purchase ________ class A common shares (the “Shares”), to be issued by MDB CAPITAL HOLDINGS, LLC, a Delaware limited liability company (the “Company”), for a purchase price of $12.00 per Share, for a total purchase price of $___________ (“Subscription Price”), subject to the terms, conditions, acknowledgments, representations and warranties stated herein and in the final prospectus for the sale of the Shares, dated [*], 202_ contained in the registration statement on Form S-1 declared effective by the Securities and Exchange Commission on [*], 202_ (the “Prospectus”). Capitalized terms used but not defined herein shall have the meanings given to them in the Prospectus.

I understand that if I wish to purchase Shares, I must complete this Subscription Agreement and submit the applicable Subscription Price as set forth herein. Subscription funds will be held by and at an FDIC insured bank in compliance with SEC Rule 15c2-4, with funds released to the Company at closing, as described in the Prospectus. The escrow account will be maintained by Wilmington Trust as escrow agent. In the event that the offering is terminated, then the Shares will not be sold to investors pursuant to this offering and all funds will be returned to investors from escrow without interest or offset. If any portion of the Shares is not sold in the offering, any funds paid by me for such portion of the Shares will be returned to me promptly, without interest or deduction.

In order to induce the Company to accept this Subscription Agreement for the Shares and as further consideration for such acceptance, I hereby make, adopt, confirm and agree to all of the following covenants, acknowledgments, representations and warranties with the full knowledge that the Company and its affiliates will expressly rely thereon in making a decision to accept or reject this Subscription Agreement:

1. Type of Ownership

☐ Individual ☐ Joint ☐ Institution

2. Investor Information (You must include a permanent street address even if your mailing address is a P.O. Box.)

Individual/Beneficial Owner:	Joint-Owner/Minor: (If applicable.)

Name:	Name:
Social Security/Tax ID Number:	Social Security/Tax ID Number:
Street Address:	Street Address:
City:	City:
State:	State:
Postal Code:	Postal Code:
Country:	Country:
Phone Number:	Phone Number:
Email Address:	Email Address:

1

3. I understand that the Company reserves the right to, in its sole discretion, accept or reject this Subscription, in whole or in part, for any reason whatsoever, and to the extent not accepted, unused funds held at the escrow agent shall be returned to the undersigned in full, without any interest accrued thereon or deduction.

4. I have received the Prospectus.

5. I accept the terms of the Company’s Limited Liability Company Agreement.

6. I am purchasing the Shares for my own account.

7. I hereby represent and warrant that I am not on, and am not acting as an agent, representative, intermediary or nominee for any person identified on, the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, I have complied with all applicable U.S. laws, regulations, directives, and executive orders relating to anti-money laundering, including but not limited to the following laws: (1) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (2) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001. By making the foregoing representations you have not waived any right of action you may have under federal or state securities law. Any such waiver would be unenforceable. The Company will assert your representations as a defense in any subsequent litigation where such assertion would be relevant. This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Delaware without giving effect to the principles of conflict of laws.

8. Digital (“electronic”) signatures, often referred to as an “e-signature”, enable paperless contracts and help speed up business transactions. The 2001 E-Sign Act was meant to ease the adoption of electronic signatures. The mechanics of this Subscription Agreement’s electronic signature include your signing this Agreement below by typing in your name, with the underlying software recording your IP address, your browser identification, the timestamp, and a securities hash within an SSL encrypted environment. This electronically signed Subscription Agreement will be available to both you and the Company, as well as any associated brokers, so they can store and access it at any time, and it will be stored and accessible from Digital Offering. You and the Company each hereby consent and agree that electronically signing this Agreement constitutes your signature, acceptance and agreement as if actually signed by you in writing. Further, all parties agree that no certification authority or other third party verification is necessary to validate any electronic signature; and that the lack of such certification or third party verification will not in any way affect the enforceability of your signature or resulting contract between you and the Company. You understand and agree that your e-signature executed in conjunction with the electronic submission of this Subscription Agreement shall be legally binding and such transaction shall be considered authorized by you. You agree your electronic signature is the legal equivalent of your manual signature on this Subscription Agreement and you consent to be legally bound by this Subscription Agreement’s terms and conditions. Furthermore, you and the Company each hereby agree that all current and future notices, confirmations and other communications regarding this Subscription Agreement specifically, and future communications in general between the parties, may be made by email, sent to the email address of record as set forth in this Subscription Agreement or as otherwise from time to time changed or updated and disclosed to the other party, without necessity of confirmation of receipt, delivery or reading, and such form of electronic communication is sufficient for all matters regarding the relationship between the parties. If any such electronically sent communication fails to be received for any reason, including but not limited to such communication being diverted to the recipient’s spam filters by the recipient’s email service provider, or due to a recipient’s change of address, or due to technology issues by the recipient’s service provider, the parties agree that the burden of such failure to receive is on the recipient and not the sender, and that the sender is under no obligation to resend communications via any other means, including but not limited to postal service or overnight courier, and that such communications shall for all purposes, including legal and regulatory, be deemed to have been delivered and received. No physical, paper documents will be sent to you, and if you desire physical documents then you agree to be satisfied by directly and personally printing, at your own expense, the electronically sent communication(s) and maintaining such physical records in any manner or form that you desire.

9. Delivery Instructions. All shares will be retained at the transfer agent in book entry. On closing you will receive a notice of your holdings delivered to the address of record above.

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Digital Offering, LLC is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer . This Client Relationship Summary provides details about our brokerage and advisory services, fees, and other important information. Please review the information prior to submitting this Subscription at 99208b_6603eb2b75ee4a639d1b4e62f92c3a79.pdf (digitaloffering.com).

I acknowledge that I have reviewed the client relationship summary link provided above.

10. Direct Participation Disclosure. The class A common shares offered hereby are interests in a direct participation program as defined in FINRA Rule 2310. I hereby represent and warrant that I have read the prospectus including all the disclosed facts related to the offering and confirm that I have reviewed the following facts related to the offering:

(i) items of compensation;

(ii) physical properties;

(iii) tax aspects;

(iv) financial stability and experience of the sponsor;

(v) the program’s conflict and risk factors; and

(vi) appraisals and other pertinent reports.

I further represent that I am in a financial position that is appropriate to enable myself to realize to a significant extent the benefits described in the prospectus, including the tax benefits where they are a significant aspect of the program and that I have a fair market net worth sufficient to sustain the risks inherent in the program, including loss of investment and lack of liquidity.

Your Consent is Hereby Given: By signing this Subscription Agreement electronically, you are explicitly agreeing to receive documents electronically including your copy of this signed Subscription Agreement as well as ongoing disclosures, communications and notices.

SIGNATURES:

THE UNDERSIGNED HAS THE AUTHORITY TO ENTER INTO THIS SUBSCRIPTION AGREEMENT ON BEHALF OF THE PERSON(S) OR ENTITY REGISTERED ABOVE.

Subscriber:	Issuer:

/s/
Name:	Name:
Email:	Company:	MDB CAPITAL HOLDINGS, LLC
Date:	Title:	Chief Executive Officer

3

Cambria MYIPO

PUBLIC OFFERING SUBSCRIPTION AGREEMENT

Class A Common Shares

In

MDB CAPITAL HOLDINGS, LLC

This Subscription Agreement relates to my/our agreement to purchase ________ class A common shares (the “Shares”), to be issued by MDB CAPITAL HOLDINGS, LLC, a Delaware limited liability company (the “Company”), for a purchase price of $12.00 per Share, for a total purchase price of $___________ (“Subscription Price”), subject to the terms, conditions, acknowledgments, representations and warranties stated herein and in the final prospectus for the sale of the Shares, dated July [*], 2023 contained in the registration statement on Form S-1 declared effective by the Securities and Exchange Commission on July [*], 2023 (the “Prospectus”). Capitalized terms used but not defined herein shall have the meanings given to them in the Prospectus.

I understand that if I wish to purchase Shares, I must complete this Subscription Agreement and submit the applicable Subscription Price as set forth herein. Subscription funds will be held by and at an FDIC insured bank in compliance with SEC Rule 15c2-4, with funds released to the Company at closing, as described in the Prospectus through a clearing firm or escrow account. I may pay the Subscription Price either though my brokerage account held with the clearing firm or by forwarding funds directly to the escrow account. The escrow account will be maintained by Wilmington Trust as escrow agent. In the event that the offering is terminated, then the Shares will not be sold to investors pursuant to this offering and all funds will be returned to investors from escrow without interest or deduction. If any portion of the Shares is not sold in the offering, any funds paid by me for such portion of the Shares will be returned to me promptly; or, if I have an account with My IPO, funds for such unsold

Shares will not be debited from my account at closing..

In order to induce the Company to accept this Subscription Agreement for the Shares and as further consideration for such acceptance, I hereby make, adopt, confirm and agree to all of the following covenants, acknowledgments, representations and warranties with the full knowledge that the Company and its affiliates will expressly rely thereon in making a decision to accept or reject this Subscription Agreement:

1. Type of Ownership

☐ Individual ☐ Joint ☐ Institution

2. Investor Information (You must include a permanent street address even if your mailing address is a P.O. Box.)

Individual/Beneficial Owner:	Joint-Owner/Minor: (If applicable.)

Name:	Name:
Social Security/Tax ID Number:	Social Security/Tax ID Number:
Street Address:	Street Address:
City:	City:
State:	State:
Postal Code:	Postal Code:
Country:	Country:
Phone Number:	Phone Number:
Email Address:	Email Address:

3. I understand that the Company reserves the right to, in its sole discretion, accept or reject this Subscription, in whole or in part, for any reason whatsoever, and to the extent not accepted, unused funds maintained in my account at My IPO or transmitted herewith shall either, as the case may be, not be debited from my account at My IPO or be returned to the undersigned in full, with any interest accrued thereon or deduction.

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4. I have received the Prospectus.

5. I accept the terms of the Company’s Limited Liability Company Agreement.

6. I am purchasing the Shares for my own account.

7. I hereby represent and warrant that I am not on, and am not acting as an agent, representative, intermediary or nominee for any person identified on, the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, I have complied with all applicable U.S. laws, regulations, directives, and executive orders relating to anti-money laundering, including but not limited to the following laws: (1) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (2) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001. By making the foregoing representations you have not waived any right of action you may have under federal or state securities law. Any such waiver would be unenforceable. The Company will assert your representations as a defense in any subsequent litigation where such assertion would be relevant. This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Delaware without giving effect to the principles of conflict of laws.

8. Digital (“electronic”) signatures, often referred to as an “e-signature”, enable paperless contracts and help speed up business transactions. The 2001 E-Sign Act was meant to ease the adoption of electronic signatures. The mechanics of this Subscription Agreement’s electronic signature include your signing this Agreement below by typing in your name, with the underlying software recording your IP address, your browser identification, the timestamp, and a securities hash within an SSL encrypted environment. This electronically signed Subscription Agreement will be available to both you and the Company, as well as any associated brokers, so they can store and access it at any time, and it will be stored and accessible on My IPO. You and the Company each hereby consent and agree that electronically signing this Agreement constitutes your signature, acceptance and agreement as if actually signed by you in writing. Further, all parties agree that no certification authority or other third party verification is necessary to validate any electronic signature; and that the lack of such certification or third party verification will not in any way affect the enforceability of your signature or resulting contract between you and the Company. You understand and agree that your e-signature executed in conjunction with the electronic submission of this Subscription Agreement shall be legally binding and such transaction shall be considered authorized by you. You agree your electronic signature is the legal equivalent of your manual signature on this Subscription Agreement and you consent to be legally bound by this Subscription Agreement’s terms and conditions. Furthermore, you and the Company each hereby agree that all current and future notices, confirmations and other communications regarding this Subscription Agreement specifically, and future communications in general between the parties, may be made by email, sent to the email address of record as set forth in this Subscription Agreement or as otherwise from time to time changed or updated and disclosed to the other party, without necessity of confirmation of receipt, delivery or reading, and such form of electronic communication is sufficient for all matters regarding the relationship between the parties. If any such electronically sent communication fails to be received for any reason, including but not limited to such communication being diverted to the recipient’s spam filters by the recipient’s email service provider, or due to a recipient’s change of address, or due to technology issues by the recipient’s service provider, the parties agree that the burden of such failure to receive is on the recipient and not the sender, and that the sender is under no obligation to resend communications via any other means, including but not limited to postal service or overnight courier, and that such communications shall for all purposes, including legal and regulatory, be deemed to have been delivered and received. No physical, paper documents will be sent to you, and if you desire physical documents then you agree to be satisfied by directly and personally printing, at your own expense, the electronically sent communication(s) and maintaining such physical records in any manner or form that you desire.

9. Delivery Instructions. If purchased through a clearing firm then shares will be retained in your brokerage account. On closing you will receive a notice of your holdings from your broker. If purchased through escrow account then shares will be retained at the transfer agent in book entry. On closing you will receive a notice of your holdings delivered to the address of record above.

5

Cambria Capital, LLC is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer and is a State Registered Investment Adviser. Brokerage and investment advisory services and fees differ, and it is important for you to understand the differences. This Client Relationship Summary provides details about our brokerage and advisory services, fees, and other important information. Please review the information prior to submitting this Subscription at Cambria Reg BI Disclosure.

I acknowledge that I have reviewed the client relationship summary link provided above.

10. Jury Trial Waiver. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT BUT NOT INCLUDING CLAIMS UNDER THE FEDERAL SECURITIES LAWS) ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE ACTIONS OF EITHER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUCH PARTY. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT. IN THE EVENT OF LITIGATION, THIS SUBSCRIPTION AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. BY AGREEING TO THIS WAIVER, THE SUBSCRIBER IS NOT DEEMED TO WAIVE THE COMPANY’S COMPLIANCE WITH THE FEDERAL SECURITIES LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

11. Direct Participation Disclosure. The class A common shares offered hereby are interests in a direct participation program as defined in FINRA Rule 2310. I hereby represent and warrant that I have read the prospectus including all the disclosed facts related to the offering and confirm that I have reviewed the following facts related to the offering:

(i) items of compensation;

(ii) physical properties;

(iii) tax aspects;

(iv) financial stability and experience of the sponsor;

(v) the program’s conflict and risk factors; and

(vi) appraisals and other pertinent reports.

I further represent that I am in a financial position that is appropriate to enable myself to realize to a significant extent the benefits described in the prospectus, including the tax benefits where they are a significant aspect of the program and that I have a fair market net worth sufficient to sustain the risks inherent in the program, including loss of investment and lack of liquidity.

Your Consent is Hereby Given: By signing this Subscription Agreement electronically, you are explicitly agreeing to receive documents electronically including your copy of this signed Subscription Agreement as well as ongoing disclosures, communications and notices.

SIGNATURES:

THE UNDERSIGNED HAS THE AUTHORITY TO ENTER INTO THIS SUBSCRIPTION AGREEMENT ON BEHALF OF THE PERSON(S) OR ENTITY REGISTERED ABOVE.

Subscriber:	Issuer:

/s/
Name:	Name:	Christopher A Marlett
Email:	Company:	MDB CAPITAL HOLDINGS, LLC
Date:	Title:	Chief Executive Officer

6

Syndicate

PUBLIC OFFERING SUBSCRIPTION AGREEMENT

Class A Common Shares

In

MDB CAPITAL HOLDINGS, LLC

This Subscription Agreement relates to my/our agreement to purchase ________ class A common shares (the “Shares”), to be issued by MDB CAPITAL HOLDINGS, LLC, a Delaware limited liability company (the “Company”), for a purchase price of $12.00 per Share, for a total purchase price of $___________ (“Subscription Price”), subject to the terms, conditions, acknowledgments, representations and warranties stated herein and in the final prospectus for the sale of the Shares, dated [*], 202_ contained in the registration statement on Form S-1 declared effective by the Securities and Exchange Commission on [*], 202_ (the “Prospectus”). Capitalized terms used but not defined herein shall have the meanings given to them in the Prospectus.

I understand that if I wish to purchase Shares, I must complete this Subscription Agreement and submit the applicable Subscription Price as set forth herein. Subscription funds will be held by and at an FDIC insured bank in compliance with SEC Rule 15c2-4, with funds released to the Company at closing, as described in the Prospectus through a clearing firm or an escrow account. I may pay the Subscription Price either though my brokerage account held with the clearing firm or by forwarding funds directly to the escrow account. The escrow account will be maintained by Wilmington Trust as escrow agent. In the event that the offering is terminated, then the Shares will not be sold to investors pursuant to this offering and all funds will be returned to investors from escrow without interest or deduction. If any portion of the Shares is not sold in the offering, any funds paid by me for such portion of the Shares will be returned to me promptly, without interest or deduction.

In order to induce the Company to accept this Subscription Agreement for the Shares and as further consideration for such acceptance, I hereby make, adopt, confirm and agree to all of the following covenants, acknowledgments, representations and warranties with the full knowledge that the Company and its affiliates will expressly rely thereon in making a decision to accept or reject this Subscription Agreement:

1. Type of Ownership

☐ Individual ☐ Joint ☐ Institution

2. Investor Information (You must include a permanent street address even if your mailing address is a P.O. Box.)

Individual/Beneficial Owner:	Joint-Owner/Minor: (If applicable.)

Name:	Name:
Social Security/Tax ID Number:	Social Security/Tax ID Number:
Street Address:	Street Address:
City:	City:
State:	State:
Postal Code:	Postal Code:
Country:	Country:
Phone Number:	Phone Number:
Email Address:	Email Address:

3. I understand that the Company reserves the right to, in its sole discretion, accept or reject this Subscription, in whole or in part, for any reason whatsoever, and to the extent not accepted, unused funds maintained in my account or transmitted herewith shall either, as the case may be, not be debited from my account or be returned to the undersigned in full, with any interest accrued thereon or deduction.

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4. I have received the Prospectus.

5. I accept the terms of the Company’s Limited Liability Company Agreement.

6. I am purchasing the Shares for my own account.

7. I hereby represent and warrant that I am not on, and am not acting as an agent, representative, intermediary or nominee for any person identified on, the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, I have complied with all applicable U.S. laws, regulations, directives, and executive orders relating to anti-money laundering, including but not limited to the following laws: (1) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (2) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001. By making the foregoing representations you have not waived any right of action you may have under federal or state securities law. Any such waiver would be unenforceable. The Company will assert your representations as a defense in any subsequent litigation where such assertion would be relevant. This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Delaware without giving effect to the principles of conflict of laws.

8. Digital (“electronic”) signatures, often referred to as an “e-signature”, enable paperless contracts and help speed up business transactions. The 2001 E-Sign Act was meant to ease the adoption of electronic signatures. The mechanics of this Subscription Agreement’s electronic signature include your signing this Agreement below by typing in your name, with the underlying software recording your IP address, your browser identification, the timestamp, and a securities hash within an SSL encrypted environment. This electronically signed Subscription Agreement will be available to both you and the Company, as well as any associated brokers, so they can store and access it at any time, and it will be stored and accessible from Digital Offering servers. You and the Company each hereby consent and agree that electronically signing this Agreement constitutes your signature, acceptance and agreement as if actually signed by you in writing. Further, all parties agree that no certification authority or other third party verification is necessary to validate any electronic signature; and that the lack of such certification or third party verification will not in any way affect the enforceability of your signature or resulting contract between you and the Company. You understand and agree that your e-signature executed in conjunction with the electronic submission of this Subscription Agreement shall be legally binding and such transaction shall be considered authorized by you. You agree your electronic signature is the legal equivalent of your manual signature on this Subscription Agreement and you consent to be legally bound by this Subscription Agreement’s terms and conditions. Furthermore, you and the Company each hereby agree that all current and future notices, confirmations and other communications regarding this Subscription Agreement specifically, and future communications in general between the parties, may be made by email, sent to the email address of record as set forth in this Subscription Agreement or as otherwise from time to time changed or updated and disclosed to the other party, without necessity of confirmation of receipt, delivery or reading, and such form of electronic communication is sufficient for all matters regarding the relationship between the parties. If any such electronically sent communication fails to be received for any reason, including but not limited to such communication being diverted to the recipient’s spam filters by the recipient’s email service provider, or due to a recipient’s change of address, or due to technology issues by the recipient’s service provider, the parties agree that the burden of such failure to receive is on the recipient and not the sender, and that the sender is under no obligation to resend communications via any other means, including but not limited to postal service or overnight courier, and that such communications shall for all purposes, including legal and regulatory, be deemed to have been delivered and received. No physical, paper documents will be sent to you, and if you desire physical documents then you agree to be satisfied by directly and personally printing, at your own expense, the electronically sent communication(s) and maintaining such physical records in any manner or form that you desire.

9. Delivery Instructions. All shares will be retained in your brokerage account. On closing you will receive a notice of your holdings from your broker.

8

10. Direct Participation Disclosure. The class A common shares offered hereby are interests in a direct participation program as defined in FINRA Rule 2310. I hereby represent and warrant that I have read the prospectus including all the disclosed facts related to the offering and confirm that I have reviewed the following facts related to the offering:

(i) items of compensation;

(ii) physical properties;

(iii) tax aspects;

(iv) financial stability and experience of the sponsor;

(v) the program’s conflict and risk factors; and

(vi) appraisals and other pertinent reports.

I further represent that I am in a financial position that is appropriate to enable myself to realize to a significant extent the benefits described in the prospectus, including the tax benefits where they are a significant aspect of the program and that I have a fair market net worth sufficient to sustain the risks inherent in the program, including loss of investment and lack of liquidity.

Your Consent is Hereby Given: By signing this Subscription Agreement electronically, you are explicitly agreeing to receive documents electronically including your copy of this signed Subscription Agreement as well as ongoing disclosures, communications and notices.

SIGNATURES:

THE UNDERSIGNED HAS THE AUTHORITY TO ENTER INTO THIS SUBSCRIPTION AGREEMENT ON BEHALF OF THE PERSON(S) OR ENTITY REGISTERED ABOVE.

Subscriber:	Issuer:

/s/
Name:	Name:
Email:	Company:	MDB CAPITAL HOLDINGS, LLC
Date:	Title:	Chief Executive Officer

9